EXHIBIT 23(b)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
TB&T Bancshares, Inc.

     We consent to the use of our report herein and to the reference to our firm under the caption "Experts" in this Prospectus.

                                          /s/  LONG, CHILTON, PAYTE & HARDIN
                                          LONG, CHILTON, PAYTE & HARDIN, LLP
                                          CERTIFIED PUBLIC ACCOUNTANTS

Harlingen, Texas
January 8, 1998